Lord Abbett

Quarterly Portfolio Holdings Report

Lord Abbett

Mid Cap Stock Fund

For the period ended September 30, 2025

Schedule of Investments (unaudited)

LORD ABBETT MID CAP STOCK FUND, INC. September 30, 2025

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.03%

COMMON STOCKS 99.03%

Banks 1.87%
East West Bancorp, Inc.	197,630	$21,037,713

Beverages 2.67%
Carlsberg AS Class B(a)	147,483	17,166,704
Coca-Cola Consolidated, Inc.	110,430	12,937,979
Total		30,104,683

Biotechnology 2.17%
United Therapeutics Corp.*	58,126	24,367,000

Building Products 4.09%
Allegion PLC (Ireland)(b)	168,312	29,850,133
Builders FirstSource, Inc.*	133,750	16,217,188
Total		46,067,321

Capital Markets 5.88%
Moelis & Co. Class A	194,952	13,903,977
Nasdaq, Inc.	146,998	13,001,973
SEI Investments Co.	245,391	20,821,426
TPG, Inc.	321,975	18,497,464
Total		66,224,840

Construction & Engineering 3.09%
AECOM	176,330	23,005,775
EMCOR Group, Inc.	18,145	11,785,903
Total		34,791,678

Construction Materials 1.95%
CRH PLC	183,319	21,979,948

Consumer Staples Distribution & Retail 2.23%
BJ’s Wholesale Club Holdings, Inc.*	150,834	14,065,270
Maplebear, Inc.*	301,230	11,073,215
Total		25,138,485

Electric: Utilities 5.95%
Entergy Corp.	272,628	25,406,203
FirstEnergy Corp.	433,747	19,874,288
Investments	Shares	Fair Value
Electric: Utilities (continued)
IDACORP, Inc.	164,010	$21,673,921
Total		66,954,412

Electronic Equipment, Instruments & Components 9.44%
Belden, Inc.	202,075	24,303,560
Crane NXT Co.	147,701	9,906,306
Jabil, Inc.	86,000	18,676,620
Keysight Technologies, Inc.*	115,393	20,184,544
TD SYNNEX Corp.	105,876	17,337,195
Teledyne Technologies, Inc.*	27,160	15,916,846
Total		106,325,071

Ground Transportation 1.52%
Landstar System, Inc.	139,922	17,148,840

Health Care Providers & Services 3.68%
Cencora, Inc.	57,388	17,935,472
Labcorp Holdings, Inc.	81,843	23,493,851
Total		41,429,323

Hotels, Restaurants & Leisure 1.01%
Expedia Group, Inc.	52,990	11,326,613

Insurance 13.69%
American Financial Group, Inc.	165,670	24,141,432
Aon PLC Class A (United Kingdom)(b)	58,467	20,848,163
Arch Capital Group Ltd.	258,661	23,468,313
Arthur J Gallagher & Co.	46,935	14,537,647
Assurant, Inc.	77,400	16,764,840
Kemper Corp.	376,489	19,408,008
RenaissanceRe Holdings Ltd.	57,054	14,487,722
White Mountains Insurance Group Ltd.	12,263	20,497,850
Total		154,153,975

Life Sciences Tools & Services 1.47%
Agilent Technologies, Inc.	119,078	15,283,661
Azenta, Inc.*	44,536	1,279,074
Total		16,562,735

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT MID CAP STOCK FUND, INC. September 30, 2025

Investments	Shares	Fair Value
Machinery 5.82%
AGCO Corp.	171,830	$18,397,838
Lincoln Electric Holdings, Inc.	60,970	14,378,555
Middleby Corp.*	119,590	15,897,099
Parker-Hannifin Corp.	22,139	16,784,683
Total		65,458,175

Media 1.03%
Nexstar Media Group, Inc.	58,650	11,597,451

Metals & Mining 1.82%
Steel Dynamics, Inc.	147,230	20,528,279

Multi-Utilities 1.91%
CMS Energy Corp.	293,505	21,502,176

Oil, Gas & Consumable Fuels 5.10%
Expand Energy Corp.	201,070	21,361,677
Permian Resources Corp.	1,491,279	19,088,371
Williams Cos., Inc.	267,860	16,968,931
Total		57,418,979

Pharmaceuticals 1.51%
Teva Pharmaceutical Industries Ltd. ADR*	839,484	16,957,577

Professional Services 3.05%
CACI International, Inc. Class A*	38,074	18,990,550
Genpact Ltd.	366,119	15,336,725
Total		34,327,275

Real Estate Management & Development 1.53%
CBRE Group, Inc. Class A*	109,096	17,189,166

Retail REITS 1.47%
Kimco Realty Corp.	757,113	16,542,919

Semiconductors & Semiconductor Equipment 3.15%
Silicon Motion Technology Corp. ADR	374,080	35,466,525
Investments	Shares	Fair Value
Software 1.35%
Docusign, Inc.*	210,450	$15,171,341

Specialty Retail 5.53%
AutoZone, Inc.*	4,714	20,224,191
Dick’s Sporting Goods, Inc.	112,520	25,004,195
Ross Stores, Inc.	111,490	16,989,961
Total		62,218,347

Technology Hardware, Storage & Peripherals 2.01%
NetApp, Inc.	191,213	22,651,092

Trading Companies & Distributors 3.04%
AerCap Holdings NV (Ireland)(b)	186,657	22,585,497
MRC Global, Inc.*	808,402	11,657,157
Total		34,242,654
Total Common Stocks (cost $861,407,187)		1,114,884,593

	Principal Amount

SHORT-TERM INVESTMENTS 1.09%

REPURCHASE AGREEMENTS 1.09%
Repurchase Agreement dated 9/30/2025, 3.750% due 10/1/2025 with Fixed Income Clearing Corp. collateralized by $12,340,700 of U.S. Treasury Note at 3.750% due 4/30/2027; value: $12,547,137; proceeds: $12,302,292 (cost $12,301,011)	$12,301,011	12,301,011
Total Investments in Securities 100.12% (cost $873,708,198)		1,127,185,604
Other Assets and Liabilities – Net (0.12)%		(1,344,963)
Net Assets 100.00%		$1,125,840,641

ADR	American Depositary Receipt.
REITS	Real Estate Investment Trusts.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT MID CAP STOCK FUND, INC. September 30, 2025

The following is a summary of the inputs used as of September 30, 2025 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$12,937,979	$17,166,704	$–	$30,104,683
Remaining Industries	1,084,779,910	–	–	1,084,779,910
Short-Term Investments
Repurchase Agreements	–	12,301,011	–	12,301,011
Total	$1,097,717,889	$29,467,715	$–	$1,127,185,604

(1)	Refer to Note 2(a) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee (the “Pricing Committee”) that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-ended money market funds are valued at their net asset value as of the close of each business day.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is

Notes to Schedule of Investments (unaudited)(continued)

used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of September 30, 2025 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Notes to Schedule of Investments (unaudited)(concluded)

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of September 30, 2025, the Fund did not have any securities on loan.

QPHR-MIDCAP-3Q

(11/25)